VALIC COMPANY I
Supplement to the Prospectus dated October 1, 2009
VALIC COMPANY II
Supplement to the Prospectus dated December 31, 2008
Asset Allocation Fund, Capital Conservation Fund, Global Social Awareness Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund and Mid Cap Strategic Growth Fund of VC I
Aggressive Growth Lifestyle Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, International Small Cap Equity Fund, Moderate Growth Lifestyle Fund and Strategic Bond Fund of VC II
On September 5, 2009, American International Group, Inc. (“AIG”) entered into an agreement to sell a portion of its investment advisory and asset management business (the “Transaction”) to Bridge Partners, L.P. (“Bridge Partners”), a partnership formed by Pacific Century Group, a Hong Kong-based private investment firm. The entities being sold include AIG’s existing licensed investment adviser companies that manage investments of institutional and retail clients across a variety of strategies, including private equity, hedge fund of funds, listed equity and certain fixed income investment management businesses, including AIG Global Investment Corp. (“AIGGIC”) and Brazos Capital Management, L.P. (“Brazos”). Prior to the closing of the Transaction, AIGGIC will be merged with and into a Delaware limited liability company (the surviving entity, PineBridge Investments LLC, being referred to herein as “PineBridge”). As part of the Transaction, AIG will cause the indirect transfer of PineBridge to Bridge Partners. PineBridge, as successor to AIGGIC, will remain a registered investment adviser pursuant to the Investment Advisers Act of 1940. The Transaction is expected to close in December 2009, and is subject to the receipt of the requisite regulatory approvals and the satisfaction of other conditions to closing. Upon the closing of the Transaction, the existing investment sub-advisory agreements between The Variable Annuity Life Insurance Company (“VALIC”) and each of AIGGIC and Brazos will terminate.
In advance of the termination of the existing sub-advisory agreements with AIGGIC and Brazos, the Boards of Directors/Trustees (collectively, the “Board”) of VALIC Company I (“VC I”) and VALIC Company II (“VC II”) held a meeting on October 27, 2009, wherein they appointed PineBridge, as the successor to both AIGGIC and Brazos, to serve as sub-adviser to the Asset Allocation Fund, Capital Conservation Fund, Global Social Awareness Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund and Mid Cap Strategic Growth Fund of VC I, and to the Aggressive Growth Lifestyle Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, International Small Cap Equity Fund, Moderate Growth Lifestyle Fund and Strategic Bond Fund of VC II (each, a “Fund” and collectively, the “Funds”), each pursuant to a new sub-advisory agreement between VALIC, each Fund’s investment adviser, and PineBridge (the “PineBridge Sub-advisory Agreement”), subject to approval by each Fund’s shareholders.
The Board also approved an interim sub-advisory agreement between VALIC and PineBridge (the “Interim PineBridge Sub-advisory Agreement”) that will go into effect upon the closing of the Transaction, and will remain in effect for 150 days from its effective date or until the PineBridge Sub-advisory Agreement is approved by shareholders, whichever is earlier. On March 16, 2010, the Funds expect to convene a special meeting of shareholders with respect to the proposal to approve the PineBridge Sub-advisory Agreement. Shareholders of record as of December 27, 2009 will receive proxy materials describing the PineBridge Sub-advisory Agreement in greater detail.
In connection with the approval of PineBridge as the sub-adviser of the Funds, the Board approved a new advisory fee schedule to the investment advisory agreements between VALIC and each of VC I and VC II that will reduce the fees payable to VALIC by the Asset Allocation Fund, Global Social Awareness Fund and the International Equities Fund of VC I and the International Small Cap Equity Fund of VC II, as the assets in the respective Funds increase. The amended investment advisory agreements will become effective upon the effective date of the Interim PineBridge Sub-advisory Agreement.
Nasdaq-100 Index Fund, Mid Cap Index Fund, Small Cap Index Fund, Stock Index Fund of VC I (the “Index Funds”) and the Socially Responsible Fund of VC II.
At the meeting on October 27, 2009, the Board of VC I and VC II approved the termination of AIGGIC as the sub-adviser of the Index Funds and the Socially Responsible Fund and appointed SunAmerica Asset Management Corp.

(“SAAMCo”) as the sub-adviser of each of these Funds, each pursuant to a new sub-advisory agreement between VALIC and SAAMCo, subject to approval by each Fund’s shareholders (the “SAAMCo Sub-advisory Agreement”).
The Board also approved interim sub-advisory agreements between VALIC and SAAMCo (“Interim SAAMCo Sub-advisory Agreements”) that will go into effect upon or prior to the change of control of AIGGIC, and will remain in effect for 150 days from its effective date or until the SAAMCo Sub-advisory Agreement is approved by shareholders, whichever is earlier. On March 16, 2010, the Index Funds and Socially Responsible Fund expect to convene a special meeting of shareholders with respect to the proposal to approve the SAAMCo Sub-advisory Agreement. Shareholders of record as of December 27, 2009 will receive proxy materials describing the SAAMCo Sub-advisory Agreement in greater detail.
In connection with the approval of SAAMCo as the sub-adviser of these Funds, the Board approved a new advisory fee schedule to the investment advisory agreements that will reduce the fees payable to VALIC with respect to the VC I Nasdaq-100 Index Fund and the VC II Socially Responsible Fund, as the assets in the respective Funds increase. The amended investment advisory agreements would become effective upon the effective date of the Interim SAAMCo Sub-advisory Agreement.
International Small Cap Equity Fund. At the meeting on October 27, 2009, the Board of VC II approved the addition of Invesco Aim Capital Management, LLC (“Invesco Aim”) as a sub-adviser to the International Small Cap Equity Fund to manage a portion of the Fund’s assets and approved the sub-advisory agreement between VALIC and Invesco Aim (the “Invesco Aim Sub-advisory Agreement”). In addition, the Board approved Invesco Asset Management, Ltd. (“IAML”) as a sub-sub-adviser to the Fund and approved a new sub-sub-advisory agreement between Invesco Aim and IAML (the “IAML Sub-Sub-advisory Agreement”). The Invesco Aim Sub-advisory Agreement and IAML Sub-Sub-Advisory Agreement will become effective on or about December 11, 2009. AIGGIC, the current sub-adviser of the Fund (or its successor, PineBridge), will continue to serve as a sub-adviser to the Fund.
The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into the Invesco Aim Sub-Advisory Agreement and the IAML Sub-Sub-advisory Agreement without a shareholder vote; however, an information statement explaining the sub-adviser and sub-sub-adviser additions will be mailed to the Fund’s shareholders. As a result of the sub-adviser and sub-sub-adviser addition, the VC II prospectus will be amended, effective December 11, 2009, to include the changes noted below.
With respect to the Fund’s Fact Sheet on page 16, under the heading “Investment Sub-Adviser,” Invesco Aim Capital Management is added as a sub-adviser to the Fund. Furthermore, the “Investment Strategy” section is amended to add the following: “AIGGIC and Invesco Aim, through a sub-sub-advisory relationship with its affiliate, Invesco Asset Management, Ltd., are each responsible for managing approximately 50% of the Fund’s assets.”
In the section titled “About VC II’s Management – Investment Sub-Advisers – Invesco Aim Capital Management, Inc.,” the following disclosure is added to reflect Invesco Aim’s management of the Fund:
Invesco Aim has engaged Invesco Asset Management, Ltd. (“IAML”) as a sub-sub-adviser to the International Small Cap Equity Fund. IAML is an indirect wholly-owned subsidiaries of Invesco Ltd., an international investment management company based in Atlanta, Georgia, with money managers located in Europe, North and South America, and the Far East. IAML is registered investment adviser in both the United States and in the United Kingdom. A team of IAML portfolio managers led by Bob Yerbury are responsible for the day-to-day management of a portion of the Fund’s assets, including Stephanie Butcher, Paul Chesson, Ian Hargreaves, Dean Newman and Richard Smith.
Mr. Yerbury, Chief Investment Officer and Lead Portfolio Manager, joined IAML in 1983. In September 2004, he became Chief Executive Officer (CEO) of IAML and in 2006 became a Senior Managing Director of Invesco Ltd., the parent company of Invesco Aim and IAML. Mr. Yerbury handed over his CEO responsibilities in September 2008 but continues to serve as the CIO of IAML. Ms. Butcher, Fund Manager–European Equities, joined the company in 2003 as a fund manager in the European Equities team. She began her investment career in 1993. Mr. Chesson, Head of Japanese Equities, joined the company in 1993 and is responsible for managing several Japanese equity funds. Mr. Chesson began his investment career in 1990. Mr. Hargreaves, Fund Manager — Asian Equities, joined Invesco in 1994 and has been on the IAML team since 2005. He manages pan-Asian portfolios, and is specifically responsible for covering the Hong Kong/China markets as well as markets in South East Asia, namely, Singapore, Malaysia, Thailand and Indonesia. Mr. Newman, Head of Emerging Markets, joined the company in 1993 as a member of its Emerging Markets team and became the head of the team in April 2007. He began his investment career in 1985. Mr. Smith, Fund Manager - UK Equities, joined the company in June 2002 and manages UK smaller companies funds. He began his fund management career in 1973.
Small Cap Value Fund. At the meeting on October 27, 2009, the Board of VC II approved the addition of Metropolitan West Capital Management, LLC (“MetWest Capital”) and SAAMCo as sub-advisers to the Small Cap Value Fund. The Board approved a new sub-advisory agreement between VALIC and MetWest Capital (“MetWest Capital Sub-advisory Agreement”) and an amendment to the current sub-advisory agreement between VALIC and SAAMCo (“SAAMCo Sub-advisory Agreement”). J.P. Morgan Investment Advisers, Inc., the current sub-adviser of the Small Cap Value Fund, will continue to co-sub-advise a portion of the Fund’s assets.
Shareholders of record of the Fund as of November 13, 2009 are scheduled to vote on the proposed SAAMCo Sub-advisory Agreement at a special meeting of shareholders to be held on or about February 5, 2010. Before the meeting, shareholders of the Fund will receive a proxy statement containing information about the proposed SAAMCo Sub-advisory Agreement and information regarding the Fund. If approved by shareholders, the SAAMCo Sub-advisory Agreement with respect to the Small Cap Value Fund would become effective upon the open of business on February 8, 2010.
With respect to the MetWest Capital Sub-advisory Agreement, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote; however, an information statement explaining the sub-adviser change will be mailed to the Small Cap Value Fund’s shareholders. The effective date of the MetWest Capital Sub-advisory Agreement will coincide with the effective date of the SAAMCo Sub-advisory Agreement, if such agreement is approved by shareholders of the Fund.
Date: November 2, 2009